GARTMORE MUTUAL FUNDS

                    GARTMORE MORLEY CAPITAL ACCUMULATION FUND

                   Prospectus Supplement dated March 18, 2004
                        to Prospectus dated March 1, 2004

     The disclosure on page 13 of the Prospectus under the heading "REDEMPTION FEES" is deleted and replaced in its entirety with the following:

     There is no redemption fee if you request a redemption of Fund shares or an exchange of Fund shares into another Gartmore Fund when the Trigger is not active. If you request a redemption or exchange of shares when the Trigger is active, generally a 2% redemption fee will be deducted from your proceeds and retained by the Fund. The Trigger is active" if the current yield of the Dealer Commercial Paper (90-day) Index (the "Index") (as measured two business days before your request is received by the Fund) exceeds the annualized gross yield of the Fund. The Index is printed daily in The Wall Street Journal. Once activated, the Trigger remains active until the gross yield of the Fund (as measured two business days before your request is received by the Fund) exceeds the yield of the Index plus 0.25%.

     Even if the Trigger is "active," your redemption proceeds will not be subject to the 2% /redemption is due to:

     - a plan participant's death, disability, retirement, employment termination, loans, hardships or other withdrawals permitted by the terms of your employee benefit plan; or

     - an exchange of your shares for an investment in an investment option that is not considered a Competing Fund.

     The Fund uses these redemption fees to help minimize the impact that redemptions may have on its performance and to cover a portion of the Fund's related administrative costs. Redemption fees may also discourage market timing by shareholders initiating redemptions to take advantage of short-term movements in interest rates.

     For more information about the redemption fee and whether your redemption request may be subject to such fee, call Customer Service at 1-800-848-0920.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.